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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 13, 2002


                         STATEFED FINANCIAL CORPORATION

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             (Exact name of Registrant as specified in its Charter)



     Delaware                        0-22790                   42-1410788

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(State or other                (Commission File No.     (IRS Identification No.)
jurisdiction of incorporation)



13523 University Avenue, Clive, Iowa                             50325

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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (515) 223-8484

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                                       N/A

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          (Former name or former address, if changed since last report)

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ITEM 5.  Other Events
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       On March 13, 2002, the Registrant issued the press release attached hereto as Exhibit 99.

ITEMS 7.  Financial Statements and Exhibits
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       (a)   Exhibits:

                        Exhibit 99 - Press release dated March 13, 2002



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    STATEFED FINANCIAL CORPORATION


Date:  March 13, 2002                By:    /s/ Andra K. Black
                                          ----------------------------------
                                            Andra K. Black
                                            Executive Vice President and Chief
Financial
                                            Officer















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Exhibit 99.1


                         STATEFED FINANCIAL CORPORATION
                             13523 UNIVERSITY AVENUE
                                CLIVE, IOWA 50325



FOR MORE INFORMATION                        FOR IMMEDIATE RELEASE
     Contact Andra K. Black                 Date     March 13, 2002
     Executive Vice President & CFO
     at (515) 223-8484



                         STATEFED FINANCIAL CORPORATION
                             DECLARES CASH DIVIDEND


      DES MOINES, IOWA - StateFed Financial Corporation, parent corporation of State Federal Savings and Loan Association of Des Moines, announced today that the Corporation will pay a regular cash dividend of $.10 (10 cents) per share for the 3rd quarter of the 2002 fiscal year. The dividend will be payable on April 5, 2002 to shareholders of record on March 31, 2002.

State Federal serves central Iowa through its three offices located in Des Moines and Clive, Iowa. At March 13, 2002, State Federal exceeded all applicable regulatory capital requirements on a fully-phased in basis.

      The Corporation had $98.2 million in assets and $14.5 million in stockholders' equity as of December 31, 2001. The Corporation's stock is trades on the NASDAQ System under the symbol "SFFC".

      When used in this press release or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "significantly" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company wishes to

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caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made, and to advise readers that various factors including regional and national economic conditions, changes in levels of market interest rates, credit risks of lending activities and competitive and regulatory factors could affect the Bank's financial performance and could cause the Company's actual results for future periods to differ materially from those anticipated or projected.

         The Company does not undertake, and specifically disclaims, any obligations to publicly release the result of any revisions, which may be made to any forward-looking statements to reflect the occurrence of anticipated events or circumstances after the date of such statements.